Deferred share units (DSUs)	12 Months Ended
Dec. 31, 2019
Disclosure of deferred share units [Abstract]
Deferred share units ("DSUs")
9	Deferred share units

The maximum number of common shares which the Corporation is entitled to issue from Treasury in connection with the redemption of DSUs granted under the DSU Plan is 468,750 common shares.

DSU activity for the years ended December 31, 2019 and December 31, 2018 are as follows:

	2019	2018
	#	#

Opening balance	223,604	186,330
Granted	137,361	97,072
Redeemed	–	(59,798)

Closing balance	360,965	223,604

As at December 31, 2019, there were 360,965 (2018 - 223,604) DSUs outstanding related to this Plan.

On August 8, 2019 (“the reclassification date”), the the Corporation resolved to settle all future DSU redemptions in shares, instead of cash. All outstanding DSUs are accordingly now considered equity-settled instruments. As a result of this change, the fair value of the DSUs at the reclassification date were reclassified from liabilities to contributed surplus.

The compensation expense (recovery) at December 30, 2019 was ($191) (2018 - $508 expense), recognized over the vesting period. Vested DSUs cannot be redeemed until the holder is no longer a member of the Board.

Subsequent to the reclassification date, 73,993 equity-settled DSUs were granted to Board Members with a weighted average grant date value per DSU of $3.76. All services received in exchange for the grant of DSUs were measured at their fair values at the time of grant and vest immediately.